SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2002

CROWN JEWEL RESOURCES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10893	13-3007167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lucien Lennuyeux-Vergier
Seven Penn Plaza, Suite 1110, New York, NY    10001
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (212) 329-3106

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Item 1.     Changes in Control of Registrant

On October 10, 2002, the Registrant agreed to issue 23,242,200 to Dreamwind LLC, a Nevada limited liability company which will own 34,042,200 shares of the common stock of the Registrant, after such issuance, since Dreamwind has also acquired control of 10,800,000 shares owned by Park Vanguard LLC.  Dreamwind is 50% owned by Labyrinth LLC, a Nevada limited liability company, controlled by LD Trust, a Delaware trust, 45% by Theomar Associates Ltd., a British corporation, and 5% by Holiday Surf Ltd., a British corporation. Dreamwind LLC is managed by Lucien Lennuyeux-Vergier, the new Chief Executive Officer of the Registrant.  Mr. Vergier is also a shareholder of Theomar Associates Ltd.

Item 2.     Acquisition or Disposition of Assets

On October 8, 2002, the Registrant exchanged 23,242,200 shares of its common stock for 1) $1,725,000 of animation cels of the Dino Babies cartoon series, and 2) computer hardware, software and rights to certain trademarks and websites of Holiday Surf Ltd. valued at $1,250,000. Both were acquired from Dreamwind LLC.

In a related transaction, Park Vanguard LLC, the former controlling shareholder of the Registrant, purchased the Gateway real estate property from the Registrant in exchange for $4,675,000 of animation cels of the Dino Babies cartoon series.

The  purpose of the  issuance to Dreamwind was to supplement the businesses of the Registrant into the development and marketing of travel and leisure services, and the sale and marketing of animation cels and related products.

The acquired Dino Babies animation cels comprise 336 boxes of material stored at Pacific Title Archives at 900 Grand Avenue, Glendale, CA 91201, which includes 412,608 cels, 9,072 background sheets, 2,903 hand painted pan backgrounds and 551,712 drawings.

The Holiday Surf acquisition provides hardware and software which allows the partner Travel Agents which will contract with the Holiday Surf network to create within their agencies specialized spaces where their clients will be able to surf at high speeds via computers to plan their future holiday destinations or business travel.

Management

The Executive Officers and Directors of the Registrant are as set forth below.

Name	(Age)	Position(s)

Lucien L. Vergier	(56)	Chief Executive Officer, Director

Carmine Trinchetta	(52)	Chairman of the Board of Directors

Mark A. Palazzo	(42)	President, Secretary, Director

Walter Greenfield	(72)	Director

Etienne Vergier	(53)	Director

William Stewart	(55)	Director

Eric Vo Van	(39)	Director

Lucien L. Vergier became the Chief Executive Officer and a Director in August, 2002. Mr. Vergier spent most of his professional life in the shipping industry, initially As a charterer and thereafter as a ship owner.  From 1987 to 1989 Mr. Vergier presided over the orderly liquidation of his group's maritime interests. From 1990 to the present Mr. Vergier has been an investor and merchant banker.

Carmine Trinchetta, became Chairman of the Board of Directors in November 2001. He is Managing Director of Eurogioie Srl, an Italian based wholesaler and retailer of gold jewelry products and Managing Director of Aereoporti di Fiuggi Srl, a real estate construction and management concern. Mr. Trinchetta is also President of AF Forum - Associazione per l'Alta Formazione Professionale, a not for profit Italian organization specialized in research, development and training projects aimed at managers and public officials in Italy and in other countries in Europe and elsewhere and Managing Director of Logosconsulting Srl, a consultant in public relations, editorial projects (magazines and other publications) in Italy and in Belgium, international marketing campaigns, international joint ventures, international financial advisors. Mr. Trinchetta is a graduate of Queens College of the City University of New York, majoring in Romance Languages.

Marc A. Palazzo,  President, Secretary and Director,  has been an attorney and an  investment  banker  specializing  in corporate  finance,  operational  and  financial   restructuring   and   acquisitions  and  leveraged transactions for the past 16 years.  Mr. Palazzo is currently  President of Park Vanguard LLC, the majority shareholder of the Company. Mr. Palazzo was the Chief Financial  Officer for AFI,  LLC, an  owner/manager  of 33  properties  for site development  and  commercial  product  sales during the 1996 Summer  Olympics in Atlanta,  Georgia.  He also was Director of  Acquisitions  for the  Consolidated Technology  Group Ltd.,  a publicly  traded  holding  company.  Previously,  Mr. Palazzo was Vice  President of Sakura Bank  (formerly  Mitsui  Taiyo Kobe).  Mr. Palazzo  practiced  corporate and securities law with Certilman Haft LeBow Balin Buckley & Kremer in New York,  New York.  Mr.  Palazzo has a Masters in Business Administration  - Finance (with honors) from the University of Chicago,  a Juris Doctor  from the  Temple  University  School  of Law and a  Bachelors  Degree in Business Administration from the University of Akron.

Walter Greenfield, Director, of the Company. Mr. Greenfield has spent his entire career as an  inventor,  a  developer  of medical  diagnostic  systems and as an entrepreneur.  Mr.  Greenfield  currently  is a  Director  of  Diopsys,  Inc.  a developer of optical  testing  equipment.  From 1994 to 1999, he was Founder and Director of  DiaSystems  Corp.  (NASDAQ:DIYS),  a  manufacturer  of  microscopic instruments.  From 1987 to 1994,  Mr.  Greenfield  was Founder  and  Director of Scientific Instruments, Inc., which went public in 1989 and from 1983 to 1987 he Founded and was a Director of Wright Laboratories, a manufacturer of diagnostic instruments  which  went  public in 1984 and was sold in 1987.  Previously,  Mr. Greenfield was product development manager of Medical  Laboratories  Automation, Inc.,  and  Carter  Wallace,  Inc.  and began his  career as a chemist  with USV Pharmaceutical  Corp.,  which  was  eventually  acquired  by  Revlon,  Inc.  Mr. Greenfield has authored  several patents,  scientific  papers and has edited two medical books.  Mr.  Greenfield  attended New York  University  where he studied biochemistry.

Etienne L. Vergier has been a director since August, 2002. Mr. Vergier is the brother of Lucien L. Vergier, Chief Executive Officer of the company.  Mr. Vergier graduated in 1969 from the Centre d'Etudes et de Promotion de Tourisme, a French travel industry oriented school. He was employed from that time to the present with various companies in the travel industry. From 1992 to 1995 he was general manger of Transfer Voyage S.A.. From 1995 to 1997 he was general manager of Tour System, S.A. and from 1997 to 2000, he was general manager of Travel On-Line, S.A. which merged to form Holiday Surf Ltd. From 1998 to 2000 he was general manager of Nuggets Travel and from 2000 to the present he has been the general manager of Holiday Surf Ltd., Maroc Ltd., Tourism & Loisirs Engineering and Cruise Office, related companies that are involved in various aspects of the travel and leisure industry.

William Stewart has been a director since August, 2002.  He graduated from Brown University, Providence, Rhode Island, in 1969 with Sc.B and A.B. degrees in electrical engineering and was commissioned in the United States Navy where he spent four years. Subsequently he served in the Naval Reserves attaining the rank of Lieutenant Commander.  Since 1983 he has been President of Stewart Alexander & Co., Inc., a company which he co-founded and which functions as a shipbroker can chartering agent having become the largest independent dry cargo ship brokerage company in New York City.

Mr. Eric Vo Van has been a director of the Company since November, 2002.  Previously, he consulted for Holiday Surf since early in 2002.  He has been an International Consultant for the past ten years specializing in business management, advertising and public relations and Lobbying. He was instrumental in the formation of TV stations on behalf of the Guadeloupe general counsel in 95-97. Mr. Vo Van was also a private consultant for President Omar Bongo of Gabon regarding the Republic of Gabon's relation with International Media from 94 to present, and was chief correspondant for BOP TV & M-Net International [Private South African TV] for Central Africa, Agent for CNN International for Gabon and correspondant of TV5 and the BBC International in Gabon and Equatorial Guinea 94-97. Mr. Vo Van was also director of programming for TV4 Gabon 1991-1993  and responsible for special operations of TV5 in Nantes, France in 1990. In 1987, he received the diploma of scientific education at the University of Paris 13-iris.  The degree is the equivalent of a Ph.D. in strategic studies. His thesis was on the Political Influence of Multinational Corporations on French policy in Africa.

Exhibit
Number         Exhibit Title|
------             -------------
10.1              Asset Contribution Agreement  dated  October 8, 2002 by and between Dreamwind LLC and the Registrant

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following Unaudited Pro Forma financial statements of  Crown Jewel Resources Corp. ("Crown"} gives effect to: (1) the purchase of certain tangible property related to Dino Babies art cells from Park. Vanguard, LLC in exchange for certain real estate assets, (2} the purchase of certain animation cells of the Dino Babies cartoon series with a fair value of $1,725,000 from the Dreamwind, LLC, and (3) the purchase of computer hardware and software and rights to certain trademarks and websites of Holiday Surf. Ltd. acquired by Dreamwind, LLC, valued at: $1,250.000. The purchase from Dreamwind was in exchange for 23,242,200 shares of the Company's common stock. These purchases (the "Transaction") occurred on October 8, 2002, and October 10, 2002.

    This pro forma statement is presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Balance Sheet does not purport to represent what the result's of operations or financial position of Crown would actually have been if the Transaction had in fact occurred on January 1, 2002, nor do they purport to project the results of operations or financial position of Crown for any future period or as ofany date, respectively.

    The consolidated financial statements of Crown for the months ended September 30,2002, are derived from unaudited consolidated financial statements included in Form 10-QSB as filed by Crown with the Securities and Exchange Commission.

    The financial information included herein should be read a1ong with Crown's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings.

PROFORMA CONSOLIDATED BALANCE SHEET
OCTOBER 10, 2002
(Unaudited)

	Crown Jewel Resources	Effects of transactions	Consolidated Balances October 10, 2002
	--------------	------------	-------------

	ASSETS
CURRENT ASSETS:
Cash	$ 73		$ 73
Accounts receivable	40		40
Inventory		$ 1,725,000
		4,675,000	6,400,000
Loans receivable	57,707		57,707
Prepaid expenses and other	1,271		1,271
	-------------	-------------	------------
TOTAL CURRENT ASSETS	59,091	2,975,000	6,459,091

INVESTMENT - REAL ESTATE	4,675,000	(4,675,000)	-

PROPERTY, PLANT AND EQUIPMENT		1,250,000	1,250,000

INTANGIBLE AND OTHER ASSETS	960,000		960,000
	-------------	-------------	------------
	$ 5,694,091	$ 2,975,000	$ 8,669,091
	=========	=========	========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable
and accrued expenses	$ 181,843		$ 181,843
Loan payable-affiliate	26,332		26,332
	-------------		-----------
TOTAL CURRENT LIABILITIES	208,175		208,175

LOANS PAYABLE	641,000		641,000

STOCKHOLDERS' EQUITY:
Common stock, $.00005 par
value, 200,000,000
shares authorized,
15,871,792 issued and
Outstanding and 23,242,300
Issued for acquisition of
Assets	782	1,162	1,944
Additional paid-in
Capital	11,151,493	2,973,838	14,125,331
Accumulated deficit	(6,307,359)		(6,307,359)
	---------------	--------------	-------------
TOTAL STOCKHOLDERS' EQUITY	4,844,916	2,975,000	7,819,916
	---------------	--------------	-------------
	$ 5,694,091	$ 2,975,000	$ 8,669,091
	==========	=========	=========

See notes to proforma consolidated financial statements

CROWN JEWEL RESOURCES CORP. AND SUBSIDIARIES

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2002

(Unaudited)

Consolidated

	Crown Jewel Resources Nine months Ended September 30,2002	Effects of transactions	Balances October 10, 2002

	---------------	-----------	--------------

SALES	$ 8,270		$ 8,270
COST OF SALES	7,040		7,040
	---------------		--------------
GROSS PROFIT	1,230		1,230
	---------------		--------------
COSTS AND EXPENSES:
Selling, general and administrative	126,558		126,558
Depreciation and amortization	200,000		200,000
Non-cash compensation	286,000		286,000

	---------------		--------------
	612,558		612,558
	---------------		--------------
LOSS BEFORE OTHER
INCOME (EXPENSES)	(611,328)		(611,328)
	---------------		--------------
OTHER INCOME (EXPENSES):
Interest expense	(7,308)		(7,308)
	----------------		--------------
OTHER INCOME (EXPENSES)	(7,308)		(7,308)
	---------------		--------------
LOSS BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE	(618,636)		(618,636)
Cumulative effect
of change in accounting
principle	300,000		300,000
	---------------		--------------
NET LOSS	$ (918,636)		$ (918,636)
	==========		=========
NET LOSS PER
SHARE - Basic and diluted	$ (0.06)		$ (0.06)
	==========		=========
WEIGHTED AVERAGE
SHARES OUTSTANDING	15,470,680		15,987,240
	==========		=========

See notes to proforma consolidated financial statements

CROWN JEWEL RESOURCES CORP. AND SUBSIDIARIES
 UNAUDITED PROFORMA ADJUSTMENTS

(1)     GENERAL

        On October 8 and 10, 2002, the company acquired certain assets as follows:

        On October 10, 2002, the Company entered into an "Asset Contribution and Exchange Agreement" with Park Vanguard, LLC, a Nevada limited liability company ("Park") whereby the Company exchanged its rights, title and interest in certain real properties owned by the Company for Dino Babies art cells. The purchase and exchange transaction is-considered to be a related party transaction and was recorded at the fair market: value of the assets acquired and the historic costs of the assets exchanged by the Company which was $4,675,000 as of September 30, 2002.

        On October 10, 2002, the Company entered into an "Asset Contribution Agreement" with Dreamwind, LLC. ("'Dreamwind") a Nevada limited liability company, whereby the Company purchased certain assets owned Dreamwind for 23,242,200 shares of the Company's common stock which had a fair market: value of $2,975,000 ($0.128 per share). The assets, consisting of certain art animation cells of the Dino babies cartoon series with a fair market value of $3,725,000 and certain assets consisting of trademarks, websites and computer equipment, which includes hardware and software acquired by Dreamwind from Holiday Surf, Ltd. with a fair market value of $1,250,000.

(2)     PRO FORMA ADJUSTMENTS

        The adjustments to the accompanying unaudited consolidated balance sheet are described below:

        (A) Adjustment to reflect issuance of approximately 23,242,200 shares of common stock to Dreamwind for the purchase of certain tangible and. intangible assets.

        (B) Adjustment to reflect the exchange transaction of properties with approximately same fair market value.

        The adjustment to the accompanying unaudited consolidated statement of operation is described below:

        (C) Adjustment to record amortization of intangible assets on a straight line basis for nine months over a five year life.

CROWN JEWEL RESOURCES CORP. AND SUBSIDIARIES

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized on the 24th day of February, 2003.

CROWN JEWEL RESOURCES CORP.

By /s/ Lucien Vergier
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Lucien Vergier,
Chief Executive
Officer